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                                                           [LOGO]
                                                       Exhibit 10.48
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                BUSINESS CORPORATIONS ACT                                              LOI SUR LES CORPORATIONS COMMERCIALES
                         FORM 7                                                                      FORMULE 7
                 ARTICLES OF CONTINUANCE                                                      STATUTS DE PROROGATION
                      (SECTION 126)                                                                (ARTICLE 126)
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1 -  Name of Corporation:                                        Raison sociale de la corporation:

     NORD PACIFIC LIMITED
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2 -  The classes and any maximum number of shares that the       Les categories et le nombre maximal d'actions que la corporation
     corporation is authorized to issue and any maximum          peut emettre ainsi que le montant maximal global pour lequel
     aggregate amount for which shares may be issued             les actions peuvent etre emises, y compris les actions sans
     including shares without par value and/or with par          valeur au pair ou avec valeur au pair ou les deux et le montant
     value and the amount of the par value:                      de la valeur au pair:

     An unlimited number of common shares without nominal or par value

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3 -  Restrictions, if any, on share transfers:                   Restrictions, s'il y en a, au transfert d'actions:

     None

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4 -  Number (or minimum and maximum number) of directors:        Nombre (ou nombre minimum et maximum) des administrateurs:

     Such number of directors not less than two (2) nor more than twenty (20) as may be determined by the directors from time to time

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5 -  Restrictions, if any, on business the corporation           Restrictions, s'il y en a, l'activite que peut exercer
     may carry on:                                               la corporation:

     None

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6 -  (1)  If change of name effected,                            (1)  En cas de changement de raison sociale,
          previous name:                                              indiquer la derniere en date:



     (2)  Details of incorporation:                              (2)  Details sur la constitution en corporation:

     August 2, 1988
     Companies Act 1981 Bermuda
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7 -  Other provisions, if any:                                   Autres dispositions, le cas echeant:

     See Schedule "A" attached.

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         Date                            Signature                            Description of Office
                                                                                    Fonction
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        8-13-98                      /s/ Ray W. Jenner                     Vice President & Secretary
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                             Exhibit 10.48

                 Attaching to Articles of Continuance
                        of Nord Pacific Limited

1.   Notwithstanding Subsection 87(1) and 103(1) of the Business
Corporations Act, notice of the time and place of a meeting of shareholders and a copy of the documents referred to in Subsection 87(5) and Section 100 shall be sent not less than ten (10) days nor more than fifty (50) days before the meeting:

     (a) to each shareholder entitled to vote at the meeting;
     (b) to each director; and
     (c) to the auditor, if any.

2.   RIGHT TO DISSENT

     The holders of shares of a series shall not be entitled to vote separately as a class or series upon a proposal to amend the Articles of the Corporation to:

     (a) increase or decrease any maximum number of authorized shares of such class or series or increase any maximum number of authorized shares of a class or series, having rights or privileges equal or superior to the shares of such class or series;

     (b) effect an exchange, reclassification or cancellation of all or part of the shares of such class or series;

     (c) create a new class or series of shares equal or superior to the shares of such class or series.

3. The holders of shares of a class or of a series shall not as such be entitled to any pre-emptive rights under Section 27 of the Business Corporations Act.

4.   PLACE OF SHAREHOLDERS' MEETINGS

     Meetings of shareholders may be held at the registered office of the Corporation or at such other place in or outside the Province of New Brunswick as the directors may determine from time to time.

5.   PLACE OF SHAREHOLDERS' MEETINGS

     Meetings of shareholders of the Corporation may, as determined by the directors from time to time, be held at:

     (a) the registered office of the Corporation;

     (b) such other place in the Province of New Brunswick;

     (c) such other place in a province other than the Province of New Brunswick; or

     (d) such other place in any state in the United States of America.